Operating Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2013
Operating Lease Obligations [Abstract]
Schedule of Future Minimum Rental Payments

The following is a summary of future minimum rental payments for the next five years required under operating leases that have initial or remaining noncancellable lease terms in excess of one year as of December 31, 2013 (in thousands):

Years ending December 31,
2014	$121
2015	89
2016	83
2017	44
2018	-
2019 and beyond	-
Total minimum payments required	$337